SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   -----------



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                      John Hancock Preferred Income Fund II
             (Exact Name of Registrant as Specified in Its Charter)



            Massachusetts                                                         11-3660454
   -----------------------------------------------------         --------------------------------------------
   (State of Incorporation or Organization)                      (I.R.S. Employer Identification Number)

            101 Huntington Avenue, Boston, MA                                     02199
   -----------------------------------------------------         --------------------------------------------
   (Address of Principal Executive Offices)                                       (Zip Code)

   If this form relates to the                                   If this form relates to the
   registration of a class of securities                         registration of a class of securities
   pursuant to Section 12(b) of the                              pursuant to Section 12(g) of the
   Exchange Act and is effective                                 Exchange Act and is effective
   pursuant to General Instruction                               pursuant to General Instruction
   A. (c), please check the following                            A (d), please check the following
   box.  [X]                                                     box.  [   ]


Securities Act registration statement file number to which this form relates: File No. 333-99685
                                                                              ------------------

Securities to be registered pursuant to Section 12(b) of the Act:


                  Title of Each Class                                  Name of Each Exchange on Which
                  to be so Registered                                  Each Class is to be Registered
                  -------------------                                  ------------------------------

                  Common Shares of Beneficial Interest,                New York Stock Exchange, Inc.
                  No Par Value

Securities to be registered pursuant to Section 12(g) of the Act: None.



                            Total Number of Pages 3


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.        Description of Registrant's Securities to be Registered.

               The description of the Registrant's common shares to be registered is incorporated by reference to the description under the heading
"Description of Shares" in the Registrant's Preliminary Prospectus dated October
28, 2002, which forms part of Amendment No.1 to the Registrant's Registration
Statement on Form N-2 (File No. 333-99685; 811-21202) as electronically filed with the Securities and Exchange Commission on October 25, 2002 (Accession No.
0000950135-02-004638), which is incorporated herein by reference.

Item 2.        Exhibits.

Pursuant to the instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.


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                                    SIGNATURE


               Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.





Date:  November 5, 2002                         John Hancock Preferred Income Fund II
                                       -----------------------------------------------------
                                                         (Registrant)

                                       By:      /s/ Maureen R. Ford
                                          -----------------------------------------------------------
                                                         (Signature)

                                                Maureen R. Ford
                                       --------------------------------------------------------------

                                       Its:     Chairman, President and Chief Executive Officer




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